UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 08/18/2005

C. H. ROBINSON WORLDWIDE, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-23189

Delaware	41-1883630
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8100 Mitchell Road, Eden Prairie, MN 55344

(Address of Principal Executive Offices, Including Zip Code)

952-937-8500

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 7.01. Regulation FD Disclosure

C. H. Robinson Worldwide, Inc. announced that on August 18, 2005, its board of directors declared a regular quarterly cash dividend of $0.15 per share payable on October 3, 2005, to shareholders of record on September 9, 2005. The press release is attached as an exhibit to this report.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

C. H. ROBINSON WORLDWIDE, INC.

Date: August 22, 2005.	By:	/s/ Linda U. Feuss
Linda U. Feuss
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated August 18, 2005